Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 2001 included in CopyTele, Inc.'s Form 10-K for the fiscal year ended October 31, 2000 and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP



Melville, New York
September 19, 2001